UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 13, 2015

TARGETED MEDICAL PHARMA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-53071	20-5863618
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2980 BEVERLY GLEN CIRCLE, SUITE 301

LOS ANGELES, CA 90077

(Address of principal executive offices)

(310) 474-9808

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 13, 2015, Targeted Medical Pharma, Inc. (the “Company”), entered into a Securities Purchase Agreement, pursuant to which the Company sold a Senior Secured Convertible Debenture (the “Debenture”) in the principal amount of $650,000, to an accredited investor (the “Investor”). The Debenture accrues interest at 4% per annum, throughout the term of the Debenture, and unless earlier converted into shares of the Company’s common stock, has a maturity date of January 12, 2018. Interest on the Debenture is paid semi-annually, at the Company’s option, in either cash or shares of common stock. At the Investor’s option, the principal amount of the Debenture is convertible into shares of common stock at a conversion price of $0.30, subject to adjustment. The financing closed on January 15, 2015.

The Debenture provides for certain negative covenants, including restrictions relating to amending the Company’s certificate of incorporation and bylaws, repayment of indebtedness and payment of cash dividends. The Debenture also contains customary events of default, in certain cases subject to periods to cure. Upon the occurrence and continuance of an event of default, the Investor may declare the outstanding amount due and payable and exercise other rights and remedies. The Debenture is secured by essentially all of the Company’s assets including but not limited to the Company’s interest in their wholly-owned subsidiary, Complete Claims Processing, Inc.

The financing was completed through a debt placement to one accredited investor in reliance on the exemptions from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder and/or Regulation S under the Securities Act. The Debenture and the shares of common stock issuable upon conversion of the Debenture have not been registered under the Securities Act or any state securities laws. Unless so registered, such securities may not be offered or sold absent an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

The foregoing description of the transaction and material agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, the Senior Secured Convertible Debenture and the Security Agreement, which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

10.1   Form of Securities Purchase Agreement

10.2   Form of Senior Secured Convertible Debenture

10.3   Form of Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2015

TARGETED MEDICAL PHARMA, INC.

By:	/s/ William B. Horne
Name:	William B. Horne
Title:	Chief Financial Officer

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